INVESCO VARIABLE INVESTMENT FUNDS, INC.
                   INVESCO VIF-Industrial Income Portfolio
                       INVESCO VIF-Total Return Portfolio
                        INVESCO VIF-High Yield Portfolio
                         INVESCO VIF-Utilities Portfolio

               Supplement to Prospectus dated December 9, 1996
                       as Supplemented December 9, 1996

A.    The   Section  of  the   INVESCO   Variable   Investment   Funds,   Inc.
      Prospectus   entitled    "Management"   is   amended   to   delete   the
      first paragraph in its entirety.

B. The Section of the INVESCO Variable Investment Funds, Inc. Prospectus entitled "Management" is amended to (1) delete the third paragraph, and (2) substitute the following paragraph in its place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular
            Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. IFG, INVESCO Trust Company and INVESCO Capital Management, Inc. will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management. INVESCO was established in 1932 and, as of August 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.8 billion on behalf of over 827,000 shareholders.

The date of this Supplement is March 31, 1997.